                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 8, 1999
                                                          ----------------



                       W. R. Carpenter North America, Inc.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                333-31187                    54-1049647
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  (State or other jurisdiction       (Commission           (I.R.S. Employer
      of incorporation)              File Number)       Identification Number)


                  801 South Pine Street
                  Madera, California                     93637
             ----------------------------------------------------
            (Address of principal executive offices)   (Zip Code)



        Registrant's telephone number, including area code:  559-662-3900
                                                           -----------------


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Item 5.  Other Events.
         -------------

         On March 8, 1999, W.R. Carpenter North America, Inc. (the "Company") announced the departure of James T. Dillon, President and Chief Executive Officer of the Company, which took effect immediately. David K. Sargent, a Board member and Mr. Dillon's immediate predecessor, will assume the duties and responsibilities of President and Chief Executive Officer until a successor is found. Attached as Exhibit 99, and incorporated herein by this reference, is a copy of the Company's press release dated March 8, 1999 entitled "W.R. Carpenter Announces Departure of James T. Dillon."


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

     (c) Exhibits.

     99  Press Release of W.R. Carpenter North America, Inc., dated March 8,
         1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 19, 1999

                                       W.R. CARPENTER NORTH AMERICA, INC.
                                       ----------------------------------
                                       (Registrant)




                                       By      /s/ Graham D. Croot
                                         --------------------------------
                                              Graham D. Croot
                                              Chief Financial Officer





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EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99 W.R. Carpenter North America, Inc. press release dated March 8, 1999, entitled "W.R. Carpenter Announces Departure of
               James T. Dillon."



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News Release

March 8, 1999

Contact: Graham D. Croot, W.R. Carpenter North America, Inc. (559) 662-3906


              W.R. CARPENTER ANNOUNCES DEPARTURE OF JAMES T. DILLON


     MADERA, CA., March 8, 1999 -- W.R. Carpenter North America, Inc. (the "Company") announced today the departure of James T. Dillon, President and Chief Executive Officer of the Company, which is to take effect immediately. The Board of Directors of the Company announced that David K. Sargent, a Board member and Mr. Dillon's immediate predecessor, will assume the duties and responsibilities of President and Chief Executive Officer until a successor is found.

     Mr. Sargent served as President and Chief Executive Officer of the Company from 1989 until January 1, 1998 and has been a member of the Board of Directors since 1994. The Board has initiated a search to fill Mr. Dillon's position.

     Robert F. Stowe, Chairman of the Board, noted Mr. Dillon's long service to the Company and many accomplishments. Mr. Dillon had been with the Company since 1987 and had been named President and Chief Executive Officer on January 1, 1998.

     The Company serves as the holding company for its two subsidiaries, UpRight, Inc., a leading manufacturer of aerial work platforms, and Horizon High Reach, Inc., a leading industrial equipment rental, sales and service company specializing in aerial work platforms.

                                     * * * *